UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2013

Date of reporting period: September 30, 2013

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2013, Causeway Global Value Fund’s (the “Fund” or “Fund’s”) Institutional Class returned 23.74% and Investor Class returned 23.59% compared to the MSCI World Index (Gross) (“World Index”) return of 20.90% . The average annual total return of the Fund’s Institutional Class since inception on April 29, 2008, is 4.12% compared to the World Index’s average annual total return of 3.28% . The average annual total return of the Fund’s Investor Class since inception on January 31, 2011, is 10.18% compared to the World Index’s average annual total return of 9.54% . At fiscal year end, the Fund had net assets of $48.91 million.

Performance Review

Other than a brief pullback in June and again in August, global developed equities ascended virtually unabated during fiscal 2013. Liquidity fueled demand for developed market equities, as monetary authorities in the United States, Japan and Europe continued to provide substantial “quantitative easing.” The brief disruption in performance was caused by the introduction of the term, “tapering” — a reduction in the pace of the bond purchasing program by the United States Federal Reserve (the “Fed”). Markets were spooked briefly, but investors calmed down after the Fed provided further clarity, stating that its ability to remove stimulus is data-dependent, and the rate of unemployment would need to decline further.

Every market and every sector in the World Index advanced during the fiscal year. The best performing markets included Greece, Finland, France, the Netherlands, and Switzerland. The biggest laggards (albeit each in positive territory) included Israel, Singapore, Norway, Canada and one market that is not part of the World Index, but is in the Fund’s investable universe — South Korea. From a sector perspective, consumer discretionary, financials, industrials, and health care outperformed compared to the World Index, while materials, energy, utilities, and information technology underperformed.

For the fiscal year, Fund holdings in the materials, telecommunication services, automobiles & components, and health care equipment & services industry groups, as well as an underweight to the technology hardware & equipment industry group contributed the most to the Fund’s outperformance relative to the World Index. Holdings in the consumer services, software & services, and transportation industry groups, as well as an overweight to the energy industry group and an underweight to the retailing industry group detracted from relative performance. Two of the largest individual contributors to absolute return this year were automobile manufacturers, Toyota Motor (Japan) and Daimler (Germany). Additional top contributors to absolute return included database provider & publisher, Reed Elsevier (Netherlands), commercial jet manufacturer, Boeing (United States), and securities exchange, NASDAQ OMX (United States). The biggest laggard was for-profit education provider, Apollo (United States). Additional top individual detractors included post & parcel delivery provider, PostNL (Netherlands), energy services company, Petrofac (United Kingdom), money transfer company, Western Union (United States), and marine & offshore engineering company, Sembcorp Industries Ltd. (Singapore).

2	Causeway Global Value Fund

Significant Portfolio Changes

Our disciplined purchase and sale process led the portfolio management team to reduce exposure to several holdings that reached fair value. The largest sales during the period included plant construction engineering firm, JGC Corp (Japan), Air Products & Chemicals Inc. (United States), integrated energy producer, Total (France), nuclear power plant construction company, Babcock & Wilcox Co. (United States), and energy exploration & production company, BG Group (United Kingdom). Significant purchases this fiscal year included four energy-related companies, Technip (France), Imperial Oil Ltd (Canada), Royal Dutch Shell (United Kingdom), and National Oilwell Varco Inc. (United States). An additional top purchase included global financial services giant, Citigroup Inc. (United States).

Fund exposures to currencies, industries, and countries are largely a by-product of our bottom-up stock selection process. With that said, the Fund’s weights in the energy, telecommunication services, and banks industry groups increased the most compared to the beginning of the fiscal year, while weights in the capital goods, consumer durables & apparel, and health care equipment & services industry groups incurred the greatest decrease. From a regional perspective, the most notable weight changes included higher exposure to companies listed in the United Kingdom and Canada. The most significantly reduced country weights included the United States and France.

Investment Outlook

At present, we are seeking a balance between stocks with the potential for earnings recovery, typically via restructuring and improved management, and those offering ballast. The higher equity markets rise, the more we emphasize stocks that could help reduce risk in changing market conditions. In the wake of the recent equity bull market, our portfolio managers are attempting to emphasize stability of future returns. This is not an easy task when many of the lower-volatility stocks carry full valuations. Our research team has found several interesting candidates with recovery potential, and some prospect of earnings stability. These stocks also offer competitive risk-adjusted estimated returns in our ranking model. We also aim to have large portfolio weights in companies that we believe will enjoy the tailwinds of a favorable industry position.

We are encouraged by the gradual improvement in performance in some of the more controversial of our portfolio holdings such as those in the energy and banking sectors. Commodity-related stocks have disappointed with concerns of slowing Chinese growth. Add to this the problems associated with current account deficits in other major emerging markets such as India and Indonesia. Reflecting this pessimism, energy stocks have fared poorly relative to buoyant market indices over the past 12 months. We have spent this year positioning the portfolio to take advantage of stable energy demand and likely crude oil supply disruptions. We have emphasized companies in the oil & gas services sector globally, as they should benefit from the inexorable need for more exploration, even in hostile, deep-water environments. In banking, our emphasis remains tilted toward healthy franchises which should benefit from a low and steady recovery in property values and a more normal environment ahead for net interest

Causeway Global Value Fund	3

margins and bad debts. As major developed markets regions (US, Europe, and Japan) must endure years of public sector deleveraging ahead, we expect monetary policy conditions to remain accommodative, thereby supporting the case for equities. We thank you for your continued confidence in Causeway Global Value Fund.

October 24, 2013

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Kevin Durkin	Conor Mudloon
Portfolio Manager	Portfolio Manager	Portfolio Manager

Foster Corwith	Alessandro Valentini
Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

4	Causeway Global Value Fund

Comparison of Change in the Value of a $1,000,000 Investment in Causeway Global Value Fund, Institutional Class shares versus the MSCI World Index (Gross)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

* The inception date of Causeway Global Value Fund, Institutional Class was April 29, 2008. The MSCI World Index Return is from April 29, 2008.

** The inception date of Causeway Global Value Fund, Investor Class was January 31, 2011. The MSCI World Index Return is from January 31, 2011.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects fee waivers in effect. In the absence of such fee waivers, total return would be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI World Index (Gross) is a free float-adjusted market capitalization index, designed to measure developed market equity performance, consisting of 24 developed country indexes, including the U.S. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway Global Value Fund	5

SCHEDULE OF INVESTMENTS (000)*

September 30, 2013

Causeway Global Value Fund	Number of Shares	Value
COMMON STOCK
Canada — 4.8%
Fairfax Financial Holdings Ltd.	2,500	$1,011
Imperial Oil Ltd.	30,100	1,322

		2,333

France — 6.1%
BNP Paribas	11,991	811
Sanofi-Aventis SA	11,996	1,217
Technip SA	8,273	971

		2,999

Germany — 5.3%
Daimler AG	14,092	1,099
Siemens AG	12,221	1,472

		2,571

Hong Kong — 4.9%
China Merchants Holdings International Co. Ltd.	314,000	1,142
CNOOC Ltd.	610,000	1,241

		2,383

Japan — 8.1%
Hitachi Ltd.	76,000	500
JGC Corp.	6,000	216
KDDI Corp.	19,700	1,010
Shin-Etsu Chemical Co. Ltd.	14,600	891
Toyota Motor Corp.	21,300	1,359

		3,976

Netherlands — 6.1%
Akzo Nobel NV	23,219	1,526
Reed Elsevier NV	73,157	1,471

		2,997

The accompanying notes are an integral part of the financial statements.

6	Causeway Global Value Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2013

Causeway Global Value Fund	Number of Shares	Value
Singapore — 2.3%
Sembcorp Industries Ltd.	109,000	$459
SembCorp Marine Ltd.	186,000	672

		1,131

South Korea — 1.4%
SK Telecom Co., Ltd.	3,244	659

Switzerland — 2.5%
Novartis AG	15,679	1,205

United Kingdom — 17.7%
Aviva PLC	83,512	536
Barclays PLC	166,254	715
British American Tobacco PLC	14,001	743
HSBC Holdings PLC	96,000	1,044
International Consolidated Airlines Group SA1	154,322	845
Michael Page International PLC	121,629	969
Royal Dutch Shell PLC, Class A	33,857	1,118
TESCO PLC	247,165	1,437
Vodafone Group PLC	362,801	1,269

		8,676

United States — 38.0%
Agilent Technologies Inc.	19,792	1,014
Altria Group Inc.	24,300	835
Anadarko Petroleum Corp.	10,700	995
Apollo Group Inc., Class A1	33,186	691
Boeing Co.	11,600	1,363
Carnival Corp.	22,300	728
Citigroup Inc.	27,700	1,344
First American Financial Corp.	20,459	498
Johnson & Johnson	9,950	863
Lorillard Inc.	10,600	474
Microsoft Corp.	50,052	1,667
NASDAQ OMX Group Inc.	30,900	991

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	7

SCHEDULE OF INVESTMENTS (000)* (concluded)

September 30, 2013

Causeway Global Value Fund	Number of Shares/ Number of Rights	Value
United States — (continued)
National Oilwell Varco Inc.	15,000	$1,172
Oracle Corp.	36,400	1,208
UnitedHealth Group Inc.	21,118	1,512
US Airways Group Inc.[1]	40,212	762
Walt Disney Co.	8,800	568
Wells Fargo & Co.	20,200	835
Western Union Co.	58,165	1,085

		18,605

Total Common Stock
(Cost $40,791) — 97.2%		47,535

SHORT-TERM INVESTMENT
Dreyfus Cash Management, Institutional Class, 0.040% **	1,812,555	1,813

Total Short-Term Investment
(Cost $1,813) — 3.7%		1,813

RIGHTS
Barclays PLC, Expires 10/03/13[1]	16,626	21

Total Rights
(Cost $0) — 0.0%		21

Total Investments — 100.9%
(Cost $42,604)		49,369

Liabilities in Excess of Other Assets — (0.9)%		(459)

Net Assets — 100.0%		$48,910

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2013.
1	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

8	Causeway Global Value Fund

SECTOR DIVERSIFICATION

As of September 30, 2013, the sector diversification was as follows (Unaudited):

Causeway Global Value Fund	% of Net Assets

Energy	17.0%

Financials	15.9

Industrials	14.4

Health Care	11.9

Information Technology	9.1

Consumer Discretionary	9.1

Consumer Staples	7.1

Materials	6.7

Telecommunication Services	6.0

Rights	0.0

Total	97.2
Short-Term Investment	3.7

Liabilities in Excess of Other Assets	-0.9

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	9

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY GLOBAL VALUE FUND

9/30/13
ASSETS:
Investments at Value (Cost $42,604)	$49,369
Receivable for Dividends	98
Foreign Currency (Cost $23)	23
Receivable for Tax Reclaims	22
Prepaid Expenses	10
Receivable for Fund Shares Sold	9

Total Assets	49,531

LIABILITIES:
Payable for Investment Securities Purchased	509
Payable for Fund Shares Redeemed	25
Payable Due to Adviser	22
Payable for Trustees’ Fees	2
Payable Due to Administrator	2
Payable for Shareholder Services Fees — Investor Class	1
Other Accrued Expenses	60

Total Liabilities	621

Net Assets	$48,910

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$40,408
Undistributed Net Investment Income	510
Accumulated Net Realized Gain on Investments and Foreign Currency
Transactions	1,225
Net Unrealized Appreciation on Investments	6,765
Net Unrealized Appreciation on Foreign Currencies and Translation of Other
Assets and Liabilities Denominated in Foreign Currencies	2

Net Assets	$48,910

Net Asset Value Per Share (based on net assets of $46,820,132 ÷ 4,046,316 shares) — Institutional Class	$11.57

Net Asset Value Per Share (based on net assets of $2,089,571 ÷ 181,211 shares) — Investor Class	$11.53

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

10	Causeway Global Value Fund

STATEMENT OF OPERATIONS (000)

CAUSEWAY GLOBAL VALUE FUND

10/01/12 to 9/30/13
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $42)	$1,018

Total Investment Income	1,018

EXPENSES:
Investment Advisory Fees	313
Transfer Agent Fees	55
Professional Fees	51
Registration Fees	30
Custodian Fees	27
Administration Fees	21
Printing Fees	18
Pricing Fees	5
Trustees’ Fees	4
Shareholder Service Fees — Investor Class	4
Other Fees	4

Total Expenses	532

LESS:
Waiver of Investment Advisory Fees	(118)

Total Waiver	(118)

Net Expenses	414

Net Investment Income	604

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net Realized Gain from Security Transactions	1,951
Net Realized Loss from Foreign Currency Transactions	(83)
Net Change in Unrealized Appreciation on Investments	6,316
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	31

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	8,215

Net Increase in Net Assets Resulting from Operations	$8,819

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	11

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY GLOBAL VALUE FUND

	10/01/12 to 9/30/13	10/01/11 to 9/30/12
OPERATIONS:
Net Investment Income	$604	$275
Net Realized Gain from Security Transactions	1,951	332
Net Realized Gain (Loss) from Foreign Currency Transactions	(83)	53
Net Change in Unrealized Appreciation on Investments	6,316	1,182
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	31	(32)

Net Increase in Net Assets Resulting From Operations	8,819	1,810

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(323)	(107)
Investor Class	(10)	(2)

Total Dividends from Net Investment Income	(333)	(109)

Distributions from Net Capital Gains:
Institutional Class	(158)	—
Investor Class	(6)	—

Total Distributions from Net Capital Gains	(164)	—

Total Dividends and Distributions to Shareholders	(497)	(109)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	11,469	22,411
Redemption Fees(2)	2	—

Total Increase in Net Assets	19,793	24,112

NET ASSETS:
Beginning of Year	29,117	5,005

End of Year	$48,910	$29,117

Undistributed Net Investment Income	$510	$322

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.
Amounts	designated as “— “ are $0.

The accompanying notes are an integral part of the financial statements.

12	Causeway Global Value Fund

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FINANCIAL HIGHLIGHTS

For the Year or Period Ended September 30,

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY GLOBAL VALUE FUND†
Institutional
2013	9.49	0.16	2.07	2.23	(0.10)	(0.05)	(0.15)	—
2012	7.67	0.14	1.78	1.92	(0.10)	—	(0.10)	—
2011	8.03	0.21	(0.49)	(0.28)	(0.08)	—	(0.08)	—
2010	7.11	0.08	0.92	1 .00	(0.08)	—	(0.08)	—
2009	7.53	0.09	(0.38)	(0.29)	(0.13)	—	(0.13)	—
Investor
2013	9.46	0.13	2.07	2.20	(0.09)	(0.05)	(0.14)	0.01
2012	7.65	0.11	1.78	1.89	(0.08)	—	(0.08)	—
2011(1)(2)	9.12	0.19	(1.66)	(1.47)	—	—	—	—

(1)	Commenced operations on January 31, 2011.
(2)	All ratios for periods of less than one year are annualized. Total return and portfolio turnover rate are for the period indicated and have not been annualized.
†	Per share amounts calculated using average shares method. Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

14	Causeway Global Value Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

11.57	23.74	46,820	1.05	1.35	1.55	56
9.49	25.16	28,180	1.09	1.95	1.56	52
7.67	(3.56)	4,872	1.10	3.41	2.30	76
8.03	14.17	4,515	1.10	4.75	1.15	88
7.11	(3.07)	3,767	1.10	4.94	1.59	92

11.53	23.59	2,090	1.30	1.60	1.29	56
9.46	24.91	937	1.34	2.37	1.25	52
7.65	(16.12)	133	1.34	3.81	3.20	76

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	15

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway Global Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on April 29, 2008. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The inception of performance for Institutional Class shares was April 29, 2008, and for Investor Class shares was January 31, 2011. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has four additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ

Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

16	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices in markets which are not active, or prices based on inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value.

Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of September 30, 2013, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures.

For the year ended September 30, 2013, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income.

Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions

Causeway Global Value Fund	17

NOTES TO FINANCIAL STATEMENTS

(continued)

regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1)	the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2)	purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s

18	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the year ended September 30, 2013, the Institutional Class retained $1,745 in redemption fees.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2014 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. For the year ended September 30, 2013, the Adviser waived fees $118,359.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the

Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $20,000. If the Fund has three or more share classes, it is subject to an additional minimum fee of $20,000 per additional share class (over two).

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the year ended September 30, 2013, the Investor Class paid 0.25% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of September 30, 2013, approximately $3.112 million of the net assets of the Fund were held by affiliated investors.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the year ended September 30, 2013, for the Fund were as follows:

Purchases (000)	Sales (000)
$32,669	$21,186

Causeway Global Value Fund	19

NOTES TO FINANCIAL STATEMENTS

(continued)

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions, were reclassified to/(from) the following accounts as of September 30, 2013 (000):

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(83)	$83

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2013 and September 30, 2012 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2013	$366	$131	$497
2012	109	—	109

As of September 30, 2013, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$1,823
Undistributed Long-Term Capital Gains	397
Capital Loss Carryforwards	(459)
Unrealized Appreciation	6,741

Total Distributable Earnings	$8,502

20	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net realized gains. The following summarizes the capital loss carryforwards as of September 30, 2013 (000):

Expiring in Fiscal Year	Amount
2018	$459

Total capital loss carryforwards	$459

For the year ended September 30, 2013, the Fund used $203 (000) of capital loss carryforwards.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, preenactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At September 30, 2013, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$42,630	$7,224	$(485)	$6,739

7.	Capital Shares Issued and Redeemed (000)

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	1,257	$12,490	2,536	$23,479
Shares Issued in Reinvestment of Dividends and Distributions	43	419	12	103
Shares Redeemed	(225)	(2,271)	(212)	(1,935)

Increase in Shares Outstanding Derived from Institutional Class Transactions	1,075	10,638	2,336	21,647

Investor Class
Shares Sold	135	1,407	98	905
Shares Issued in Reinvestment of Dividends and Distributions	2	16	–	2
Shares Redeemed	(55)	(592)	(16)	(143)

Increase in Shares Outstanding Derived from Investor Class Transactions	82	831	82	764

Increase in Shares Outstanding from Capital Share Transactions	1,158	$11,469	2,418	$22,411

Causeway Global Value Fund	21

NOTES TO FINANCIAL STATEMENTS

(concluded)

8.	Significant Shareholder Concentration

As of September 30, 2013, one of the Fund’s shareholders owned 11% of net assets in the Institutional Class.

9.	New Accounting Pronouncement

In June 2013, the FASB issued an update (“ASU 2013-08”) to ASC Topic 946, Financial Services – Investment Companies (“Topic 946”). ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management is currently evaluating the impact, if any, of ASU 2013-08 on the Fund’s financial statements.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued a further update to the guidance

“Balance Sheet – Disclosures about Offsetting Assets and Liabilities.” The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. Management has evaluated the implications of this update and does not believe the adoption will have a material impact on the financial statements.

10.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

22	Causeway Global Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Causeway Global Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Causeway Global Value Fund (the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

November 26, 2013

Causeway Global Value Fund	23

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2014. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2013, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
26.41%	73.59%	0.00%	100.00%	90.30%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
91.14%	0.00%	100.00%

Foreign taxes accrued during the fiscal year ended September 30, 2013 amounted to $42,326 and are expected to be passed through to shareholders as foreign tax credits. In addition, for the fiscal year ended September 30, 2013, gross income derived from sources within foreign countries amounted to $888,378 for the Fund.

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit. Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions”. It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

24	Causeway Global Value Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEE
John R. Graham Age: 52	Trustee; Chairman of the Audit Committee	Trustee since 10/08; Chairman since 4/13	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	5	none

Lawry J. Meister Age: 51	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (since 2012).	5	none

Victoria B. Rogers Age: 51	Trustee	Since 4/13	President, the Rose Hills Foundation (since 1996).	5	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Eric H. Sussman Age: 47	Trustee; Chairman of the Board	Trustee since 9/01; Chairman since 4/13	Senior Lecturer (since July 2011) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	5	Trustee, Presidio Funds (until 2010)
INTERESTED TRUSTEE[5]
Mark D. Cone Age: 45	Trustee	Since 10/08	Executive Vice President and Chief Marketing Officer of the Adviser (since 2001).	5	none

Causeway Global Value Fund	25

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 51	President	Since 8/01	General Counsel, Secretary, and Member of the Adviser (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 51	Chief Compliance Officer and Assistant Secretary	CCO since 7/05; Asst. Sect. since 8/01	Chief Compliance Officer of the Adviser (since July 2005); Chief Operating Officer and Member of the Adviser (since 2001).	N/A	N/A

Michael Lawson[6] One Freedom Valley Drive Oaks, PA 19456 Age: 52	Treasurer	Since 7/05	Director of the Administrator’s Fund Accounting department (since July 2005); Manager in the Administrator’s Fund Accounting department (November 1998 to July 2005).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 42	Secretary	Since 10/11	Associate Attorney of the Adviser (since 2004).	N/A	N/A

Lisa Whittaker[6] One Freedom Valley Drive Oaks, PA 19456 Age: 34	Vice President and Assistant Secretary	Since 8/13	Corporate Counsel of the Administrator (since 2012); Associate Counsel and Compliance Officer, The Glendmede Trust Company, N.A.(2011-2012); Associate, Drinker Biddle & Reath LLP (2006-2011).	N/A	N/A

Carolyn F. Mead[6] One Freedom Valley Drive Oaks, PA 19456 Age: 56	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2007); Associate Counsel, Stradley, Ronan, Stevens & Young LLP (2004-2007).	N/A	N/A

26	Causeway Global Value Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Bernadette Sparling[6] One Freedom Valley Drive Oaks, PA 19456 Age: 36	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2005); Associate Counsel, Blank Rome LLP (2001-2005).	N/A	N/A

1	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

2	Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

3	The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2013, the Trust Complex consisted of one investment company with five portfolios — the International Value Fund, the Emerging Markets Fund, the Global Value Fund, the International Opportunities Fund, and the Global Absolute Return Fund.

4	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

5	Mr. Cone is considered an “interested person” of the Trust as defined in the 1940 Act because he is an employee of the Adviser. 6 These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

Causeway Global Value Fund	27

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

28	Causeway Global Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/13	Ending Account Value 9/30/13	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Global Value Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,151.20	1.05%	$5.66

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.80	1.05%	$5.32

Actual Portfolio Return
Investor Class	$1,000.00	$1,150.70	1.30%	$7.01

Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.55	1.30%	$6.58

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Causeway Global Value Fund	29

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of Causeway Capital Management Trust (the “Trust”) annually to approve continuance of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway Global Value Fund (the “Fund”). Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees and one interested Trustee when the continuation of the Advisory Agreement was last considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. At least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreement. The Board met on August 7, 2013, to consider whether to approve the continuance of the Advisory Agreement for an additional one-year period. In connection with the meeting, the Trustees received and reviewed extensive materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s services. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser continued to benefit the Fund and its shareholders and would do so during the next one-year contract renewal period.

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund’s Institutional and Investor share classes for various periods ended June 30, 2013, compared to the results of the MSCI World Index (the “Index”) and the averages of the mutual funds included in the Morningstar U.S. Open End World Stock funds category of funds. They noted that both share classes had underperformed the Index for the one-year period, and the Institutional Class had outperformed and the Investor Class had performed the same as the average of

30	Causeway Global Value Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

the funds in the Morningstar World Stock category for the one-year period. They noted that the Institutional Class had outperformed the Index and the Morningstar category average for the three-year, five-year, and since inception periods. The Trustees concluded that the Adviser’s record in managing the Fund indicates that its continued management will benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses:

•

The Trustees compared the Fund’s advisory fee with those of other similar mutual funds. They noted that the Fund’s advisory fee is slightly higher than the average and the same as the median advisory fees of the funds in the Morningstar U.S. Open End World Stock funds category. The Trustees compared the Fund’s expenses with those of other similar mutual funds. They noted that the expense ratios of both the Institutional Class and Investor Class of the Fund, after application of the Adviser’s expense limit agreement, are below the average and median expenses of the funds in its Morningstar category.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. They noted that the Adviser does not currently manage assets of any other direct separate account clients pursuant to its global value equity strategy, but does provide subadvisory services to another registered investment company. The Trustees noted that, although the standard separate account fee offered and the subadvisory fees charged by the Adviser are lower than the advisory fee paid by the Fund, the difference appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, participation in regulatory examinations and legal and compliance matters, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s reduced advisory fee and reduced expense ratio are reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits or losses realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s after-tax net loss with respect to such services for the twelve months ended June 30, 2013, and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also noted that, due to the expense limit agreement with respect to the Fund, the Adviser may continue to experience losses managing the Fund for a period of time.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser had incurred significant losses in managing the Fund and may continue to incur losses until the Fund’s

Causeway Global Value Fund	31

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

assets grow significantly, and concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately pending the Fund’s future potential asset growth.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund — often called “fallout” benefits — the Trustees observed that the Adviser does not earn common “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser is research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the August 7, 2013 meeting, the Trustees considered the approval of the Advisory Agreement and discussed the information and factors noted above with representatives of the Adviser. The independent Trustees also met in a private session with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement, as amended, is fair and reasonable to the Fund and its shareholders, the Fund’s reduced advisory fee is reasonable and that renewal of the amended Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees approved renewal of the amended Advisory Agreement for a twelve-month period beginning September 20, 2013.

32	Causeway Global Value Fund

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-003-0600

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2013, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2013 and 2012 were as follows:

	2013	2012
(a) Audit Fees	$170,810	$206,720
(b) Audit-Related Fees	None	None
(c) Tax Fees(1)	$40,600	$36,140
(d) All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2013, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $40,600 and $237,091, respectively. For the fiscal year ended September 30, 2012, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $36,140 and $198,414, respectively.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 6, 2013

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer

Date: December 6, 2013

*	Print the name and title of each signing officer under his or her signature.